Exhibit 99.2 Blue Owl Strategic Acquisition of Oak Street October 2021

Disclosures Unless otherwise indicated, the Report Date referenced is 6/30/2021. Past performance is not a guide to future results and is not indicative of expected realized returns. Past credit, interest rate, and market conditions may not recur, and differing conditions may result in differing results. About Blue Owl Blue Owl is an alternative asset manager that provides investors access to Direct Lending and GP Capital Solutions strategies through a variety of products. The firm’s breadth of offerings and permanent capital base enables it to offer a differentiated, holistic platform of capital solutions to participants throughout the private market ecosystem, including alternative asset managers and private middle market corporations. The firm had approximately $62.4 billion of assets under management as of June 30, 2021. Blue Owl’s management team is comprised of seasoned investment professionals with more than 25 years of experience building alternative investment businesses. Blue Owl has approximately 250 employees across its Direct Lending and GP Capital Solutions divisions and has six offices globally. For more information, please visit us at www.blueowl.com. Forward-Looking Statements Certain statements made in this presentation are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Blue Owl’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Blue Owl assumes no obligation to update or revise any such forward-looking statements except as required by law. Important factors that may cause actual results or outcomes to differ from those indicated in the forward-looking statements include, among others, the inability to complete and recognize the anticipated benefits of the Oak Street acquisition on the anticipated timeline or at all; costs related to the transaction and the integration of the Oak Street business and operations; Blue Owl’s ability to manage growth and execute its business plan; potential litigation involving Blue Owl; changes in applicable laws or regulations; the impact of other general economic, business, and competitive factors; the impact of the continuing COVID-19 pandemic on Blue Owl’s business and additional factors described in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). The information contained in this presentation is summary information that is intended to be considered in the context of Blue Owl’s SEC filings and other public announcements that Blue Owl may make, by press release or otherwise, from time to time. Blue Owl also uses its website to distribute company information, including assets under management and performance information, and such information may be deemed material. Accordingly, investors should monitor Blue Owl’s website (www.blueowl.com). These materials contain information about Blue Owl and its affiliates and certain of their respective personnel and affiliates, information about their respective historical performance and general information about the market. You should not view information related to the past performance of Blue Owl or information about the market, as indicative of future results, the achievement of which cannot be assured. Copyright© Blue Owl Capital Inc. 2021. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Blue Owl. 2 2

Disclosures Non-GAAP Financial Measures; Other Financial and Operational Data This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Blue Owl believes that the use of these non-GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating its ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. For definitions of our non-GAAP measures, please see Blue Owl's most recent Quarterly Report on Form 10-Q For the definitions of certain terms used in this presentation, please see Blue Owl’s most recent Quarterly report on Form 10-Q. Information in this presentation is as of 6/30/21 unless otherwise noted. Important Notice No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will Blue Owl or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Blue Owl. Viewers of this presentation should each make their own evaluation of Blue Owl and of the relevance and adequacy of the information contained herein and should make sure other investigations as they deem necessary. This communication does not constitute an offer to sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice or any other service by Blue Owl or any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Blue Owl or its advisors. Industry and Market Data This presentation may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s and Fitch Ratings. Such information has not been independently verified and, accordingly, Blue Owl makes no representation or warranty in respect of this information. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. 3 3

Transaction Summary • Blue Owl has agreed to acquire Oak Street Real Estate Capital (“Oak Street”), a leading real estate private equity firm with ~$10.8 billion of assets under management. Oak Street primarily focuses on triple-net lease sale-leaseback transactions. • Purchase price of $950 million is expected to be funded through a combination of cash and Blue Owl Common Units (up to an aggregate of approximately 39 million Blue Owl Common Units issuable at closing) • Additional earnouts totaling potential payout of approximately $650 million subject to certain performance thresholds, payable through a combination of cash and Blue Owl Common Units (up to an 1 aggregate of approximately 39 million Blue Owl Common Units issuable at closing ) • The transaction is expected to close in the fourth quarter of 2021, subject to customary closing conditions, and is expected to be accretive to Blue Owl’s Distributable Earnings per share in 2022 and beyond Oak Street is a leader in the net lease real estate market with differentiated 1 investment capabilities • Focused on investing in mission-critical, single-tenant properties net leased and occupied by investment-grade and creditworthy tenants, subject to long-term leases • Significant transaction experience with nearly 1000 properties closed since 2009 • Ability to transact in scale, enabling a solutions-based approach for large counterparties • High quality investor base consisting of large institutional LPs and high net worth investors • Over 35 employees, including 16 investment professionals with an average of 25 years of experience across executive team As of 6/30/21. Past performance is not a guide to future results and is not indicative of expected realized returns. Past credit, interest rate, and market conditions may not recur, and differing conditions may result in differing results.. For definitions of our non-GAAP measures, please see Blue Owl's most recent Quarterly Report on Form 10-Q 1. Subject to vesting 4

Transaction Summary Cont.

2 Net lease is an attractive, large, and growing asset class with defensive characteristics

- The investable net lease universe is large, with ~$24[1] trillion of net property, plant, and equipment on the balance sheet of investment grade rated public companies alone
- Oak Street creates opportunities for large, investment-grade and creditworthy corporations, enabling them to improve their balance sheet profiles by freeing up capital in order to focus on core business ventures
- In a low interest rate environment, the attractive yield created by net lease assets remains in demand
- Net lease assets have a defensive profile during times of economic uncertainty due to the long-dated contractual nature of and fixed annual rent growth embedded in the leases

3 A Blue Owl / Oak Street Combination Can Drive Appreciable Value for All Stakeholders

- Oak Street's business is aligned with Blue Owl's philosophy of providing solutions to market participants and further expands Blue Owl's suite of investment capabilities
- Blue Owl's scaled infrastructure and differentiated ecosystem of strategic relationships can provide additional support to Oak Street's robust runway for growth
- Limited LP overlap of 3%[2] (with zero overlap amongst top 20 LPs of Blue Owl and Oak Street), is expected to create an ability to enhance and expand investor relationships
- Oak Street's investment expertise can be value-accretive to Blue Owl's investment teams, strategic partners, and Partner Managers
- Blue Owl's strong brand and the breadth of its retail distribution platform can be complementary to Oak Street's existing relationships across the intermediary wealth management channel

1. As of 3/31/21. Based on combined book value of net property, plant and equipment for investment grade publicly traded companies. Data Source: CBRE Research, Real Capital Analytics, Q1 2021
2. Reflects Oak Street LPs' commitments to Blue Owl funds as a percentage of total Blue Owl LP commitments. Includes Oak Street LPs with commitments of $5mn or larger.

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Transaction Summary Cont. Transaction Structure Creates Alignment Between the Firms 4 • Oak Street executives taking meaningful consideration in Blue Owl Common Units • Marc Zahr, founder and CEO of Oak Street, will be joining Blue Owl’s Board of Directors and Executive Committee Attractive Financial Benefits for Blue Owl Shareholders 5 • Expect accretion of approximately 5-7% to Blue Owl Distributable Earnings per share in 2022 with incremental value creation in subsequent years For definitions of our non-GAAP measures, please see Blue Owl's most recent Quarterly Report on Form 10-Q 6

Oak Street Platform Breakdown $10.8 Billion of Assets Under Management Seeding and Oak Street Net Lease Real Estate Strategic Capital AUM $6.5 billion $3.7 billion $0.6 billion Strategy 2010 2019 2010 Commenced Closed-end funds & open-end Structure Closed-end funds Open-end funds funds Investment • Core-plus net lease strategy focused • Seeding up-and-coming • Value-add net lease Focus on North America managers in the real estate strategy focused on North • Industrial, essential retail and office space America properties of investment-grade and • Industrial, essential retail creditworthy tenants and office properties of investment-grade and creditworthy tenants As of 6/30/21. Past performance is not indicative of future results. All investments are subject to risk, including the loss of the principal amount invested. 7 7

Competitive Landscape

Oak Street's investment strategy is differentiated from public net lease REITs by its focus on industrial and retail properties with a bias towards investment-grade and creditworthy tenants



Oak Street Properties By Asset Class
7%
34%
59%
Retail
Industrial
Office



Peer Average Properties By Asset Class
5%
5%
4%
12%
51%
23%
Retail
Service
Manufacturing/Industrial
Office
Warehouse
Other

% of rent collection coming from investment-grade and creditworthy tenants[1]: 100%

Peer average % of rent collection coming from investment grade tenants[1]: 33%

Rent collection during peak COVID period[2]: 100%

Peer average rent collection during peak COVID period[2]: 83%

Data Source: Public filings and Oak Street

Data as of 6/30/21 unless otherwise indicated.

Public net lease REIT peer set consists of Realty Income Corporation (NYSE: O), National Retail Properties, Inc (NYSE: NNN), W.P. Carey Inc. (NYSE: WPC), Agree Realty Corporation (NYSE: ADC), and Store Capital Corporation (NYSE: STOR).

1. Reflects percentage of rent collection from investment-grade and creditworthy tenants relative to total rent collection.
2. Peak COVID period defined as 2Q20.

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